[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

September 30, 2001

Merrill Lynch
Small Cap Value
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH SMALL CAP VALUE FUND, INC.

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

       A Perspective from Bob Doll, President & Chief Investment Officer
                   Of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

DEAR SHAREHOLDER

Merrill Lynch Small Cap Value Fund, Inc. seeks to provide long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that Fund management believes have special investment value and emerging growth companies regardless of size. The Fund is a "feeder" fund that invests all of its assets in Master Small Cap Value Trust, which has the same investment objective as the Fund.

For the six months ended September 30, 2001, the Fund outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +0.88%, +0.36%, +0.37%, and +0.74%, respectively, compared to the total return of -9.47% for the unmanaged Russell 2000 Index. (Investment results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Portfolio Matters

The stock market turned up at the beginning of the six-month period ended September 30, 2001, but the move proved to be a false start as the Federal Reserve Board's multiple interest rate cuts did not translate into improved economic activity in the second and third quarters of 2001. In September, the bottom dropped out of the market because of the triple effect of the deadly terrorist attacks, increased pessimism on the state of the economy, and the negative seasonal influence of institutional tax loss selling and third quarter earnings pre-announcements. Initially, small-capitalization stocks held up better than large-capitalization stocks as the market declined starting in May, but then they underperformed as the market decline accelerated in September. The underperformance is not surprising since small cap stocks typically underperform during periods of heightened political tension. For the six-month period ended September 30, 2001, the Dow Jones Industrial Average and the unmanaged Standard & Poor's 500 (S&P 500) Index posted returns of -9.67% and -9.69%, respectively. Small cap value stocks performed better than small cap growth stocks as the technology stock market mania continued to unwind and investors remained focused on less economically sensitive companies. Value stocks in the Russell 2000 Index declined a modest 3.25%, while growth stocks in the Russell 2000 Index fell 15.15% for the same six-month period.

During the six months ended September 30, 2001, the Fund's performance benefited from positive stock selection in each of the 11 economic sectors of the Russell 2000 Index. Stock selection was most positive in the three sectors where the Trust is overweighted relative to the Russell 2000 Index. The Trust's technology stock picks fell a modest 9% during the six-month period, compared to a 26% decline for the Russell 2000 technology sector. In the consumer discretionary sector, the Trust's holdings gained 3%, while the Russell 2000 consumer discretionary stocks fell 9%. Similarly, the materials and processing sector of the Trust produced a 5% gain compared to a 9% loss in the Russell 2000 materials and processing stocks. Sector weights for the Trust provided a negative contribution relative to the Russell 2000 Index, primarily as a result of an overweighted position in the weak-performing technology sector and an underweighted position in the strong-performing financial services sector. Despite being a significant net buyer of equities across all economic sectors in the six months ended September 30, 2001, cash reserves for the Trust increased as a percent of assets, the result coming from significant net inflows. The majority of the Trust's investments during the period went into consumer discretionary, technology, and materials and processing stocks.

Individual stocks that benefited the Fund's results included Tech Data Corporation and Harmonic, Inc. Tech Data Corporation's stock price rose more than 28% from March 30, 2001 to September 30, 2001, as a result of a more modest impact from the economic weakness on the company's business than investors feared. Tech Data Corporation, the second-largest worldwide distributor of information technology products, was the Fund's largest holding at the beginning and at the end of the six-month period ended September 30, 2001. The stock price of Harmonic, Inc., a developer of communications technology solutions, tripled from its level at March 30, 2001 to its peak in August. Technology and communications stocks enjoyed a sharp rally following the first-quarter sell-off, and Harmonic, Inc.'s stock benefited from the improved technology sentiment as well as the company's better-than-expected second-quarter earnings report. We sold our entire position in Harmonic, Inc., as the stock's significant move reduced its attractiveness compared to other investment opportunities.

For the six months ended September 30, 2001, Fund performance was hindered by investments in E.piphany and Entrust, Inc. E.piphany, a developer of customer relationship management software, was affected by the general economic slowdown and decline in technology capital spending. Although the stock had already declined more than 90% from its peak before we began building a position, it fell more than 50% from our initial purchase price as a result of the sell-off triggered by the events of September 11, 2001. Despite the fact that the company currently is reporting modest net losses, we believe that E.piphany's strong market share position and balance sheet will provide significant upside when the economy and market recover. Entrust, Inc. provides trust relationship management solutions that enable organizations to ensure that their interactions with business partners are private, secure and verifiable. The stock price of Entrust, Inc. also declined significantly from its peak before our initial purchase, but unfortunately dropped further as a result of the market decline and the expected greater-than-average impact on software companies from the economic fallout from recent events. We have added to our position in Entrust, Inc. on the stock price weakness.

At September 30, 2001, the Trust was significantly overweighted in the consumer discretionary, technology and materials and processing sectors, and significantly underweighted in the financial services and health care sectors compared to the Russell 2000 Index sector weights. The Trust's sector weights are consistent with our investment philosophy of investing in the stocks of small companies that are out of favor with investors. Health care and financial services stocks performed well during the past six months. Consequently, relatively few stocks in those sectors are trading at the low end of their historical valuation ranges. Technology and certain consumer discretionary and materials and processing stocks have performed poorly for some time and a significant number of stocks in those sectors meet our valuation criteria. The Trust ended September with 14% of net assets in cash, as a result of strong net fund inflows during the prior six months. We believe that seasonal and cyclical influences, as well as the extraordinary events of September 11, 2001, created conditions for an important stock market bottom. Therefore, we invested most of the net fund inflows received over the past six months, and we expect to reduce our cash position further during the near term. Historically, small cap stocks have been the best-performing equity category once the midpoint of an economic slowdown has passed, and we believe that the midpoint of this cycle is near or already behind us. If we are correct, the Fund is positioned to benefit during the next 12 months - 24 months.

In Conclusion

We are pleased that the investment style and process that we utilized produced a positive return despite the volatility and general stock market decline. Historically, we have been able to identify and accumulate attractive investments for the Trust during volatile periods, and we are optimistic that our recent purchases represent exceptional values that will benefit the Fund's performance.

We thank you for your continued investment in Merrill Lynch Small Cap Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Daniel V. Szemis

Daniel V. Szemis
Senior Vice President and
Portfolio Manager

November 1, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


                                     2 & 3

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director/Trustee
Robert E. Doll, Jr., Senior Vice President
Daniel V. Szemis, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                    Ten Years/
                                                    6-Month       12-Month       Since Inception
As of September 30, 2001                          Total Return  Total Return       Total Return
================================================================================================
ML Small Cap Value Fund, Inc. Class A Shares*        +0.88%        - 1.71%           +304.08%
------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class B Shares*        +0.36         - 2.68            +264.50
------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class C Shares*        +0.37         - 2.71            +159.23
------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class D Shares*        +0.74         - 1.95            +173.76
------------------------------------------------------------------------------------------------
Russell 2000 Index**                                 -9.47         -21.21         +159.52/+75.01
================================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten years/since inception total return periods are ten years and from 10/31/94, respectively.


                                     4 & 5

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
==============================================================================
Class A Shares*
==============================================================================
One Year Ended 9/30/01                             - 1.71%            - 6.87%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                           +14.30             +13.07
------------------------------------------------------------------------------
Ten Years Ended 9/30/01                            +14.99             +14.37
------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                  % Return            % Return
                                                Without CDSC         With CDSC**
==============================================================================
Class B Shares*
==============================================================================
One Year Ended 9/30/01                             - 2.68%             - 6.12%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                           +13.13              +12.90
------------------------------------------------------------------------------
Ten Years Ended 9/30/01                            +13.81              +13.81
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                                  % Return            % Return
                                                Without CDSC         With CDSC**
==============================================================================
Class C Shares*
==============================================================================
One Year Ended 9/30/01                             - 2.71%             - 3.57%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                           +13.12              +13.12
------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                    +14.71              +14.71
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
==============================================================================
Class D Shares*
==============================================================================
One Year Ended 9/30/01                             - 1.95%            - 7.10%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                           +14.01             +12.79
------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                    +15.61             +14.72
------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.        As of September 30, 2001
==================================================================================================================================
Assets:           Investment in Master Small Cap Value Trust, at value (identified
                    cost--$2,155,224,860) .........................................................                $ 1,979,110,238
                  Prepaid registration fees and other assets ......................................                         39,878
                                                                                                                   ---------------
                  Total assets ....................................................................                  1,979,150,116
                                                                                                                   ---------------
==================================================================================================================================
Liabilities:      Payables:
                    Distributor ...................................................................   $822,756
                    Administrator .................................................................    411,835           1,234,591
                                                                                                      --------
                  Accrued expenses and other liabilities ..........................................                        561,306
                                                                                                                   ---------------
                  Total liabilities ...............................................................                      1,795,897
                                                                                                                   ---------------
==================================================================================================================================
Net Assets:       Net assets ......................................................................                $ 1,977,354,219
                                                                                                                   ===============
==================================================================================================================================
Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...                $     4,071,596
Consist of:       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...                      3,797,580
                  Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...                      1,418,598
                  Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...                      1,439,505
                  Paid-in capital in excess of par ................................................                  2,070,781,495
                  Accumulated investment loss--net ................................................                     (1,369,235)
                  Undistributed realized capital gains on investments from the Trust--net .........                     73,329,302
                  Unrealized depreciation on investments from the Trust--net ......................                   (176,114,622)
                                                                                                                   ---------------
                  Net assets ......................................................................                $ 1,977,354,219
                                                                                                                   ===============
==================================================================================================================================
Net Asset         Class A--Based on net assets of $781,239,166 and 40,715,962 shares outstanding ..                $         19.19
Value:                                                                                                             ===============
                  Class B--Based on net assets of $674,096,199 and 37,975,796 shares outstanding ..                $         17.75
                                                                                                                   ===============
                  Class C--Based on net assets of $247,261,063 and 14,185,980 shares outstanding ..                $         17.43
                                                                                                                   ===============
                  Class D--Based on net assets of $274,757,791 and 14,395,048 shares outstanding ..                $         19.09
                                                                                                                   ===============
==================================================================================================================================

See Notes to Financial Statements.


                                     6 & 7

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

STATEMENT OF OPERATIONS

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.              For the Six Months Ended September 30, 2001
=============================================================================================================================
Investment              Net investment income allocated from the Trust:
Income from the           Dividends ...........................................................                 $   6,925,253
Trust--Net:               Interest ............................................................                     6,309,940
                          Securities lending--net .............................................                        87,836
                          Expenses ............................................................                    (5,235,163)
                                                                                                                -------------
                        Total net investment income from the Trust ............................                     8,087,866
                                                                                                                -------------
=============================================================================================================================
Expenses:               Account maintenance and distribution fees--Class B ....................    $3,527,076
                        Administration fee ....................................................     2,522,085
                        Account maintenance and distribution fees--Class C ....................     1,095,952
                        Transfer agent fees--Class A ..........................................       653,149
                        Transfer agent fees--Class B ..........................................       629,887
                        Account maintenance fees--Class D .....................................       334,215
                        Transfer agent fees--Class D ..........................................       211,137
                        Transfer agent fees--Class C ..........................................       190,875
                        Registration fees .....................................................       119,627
                        Printing and shareholder reports ......................................       114,897
                        Professional fees .....................................................        39,929
                        Directors' fees and expenses ..........................................        12,794
                        Other .................................................................         5,478
                                                                                                   ----------
                        Total expenses ........................................................                     9,457,101
                                                                                                                -------------
                        Investment loss--net ..................................................                    (1,369,235)
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized   Realized gain on investments from the Trust--net ......................                    83,639,853
Gain (Loss) from the    Change in unrealized depreciation on investments from the Trust--net ..                  (139,497,889)
Trust--Net:                                                                                                     -------------
                        Net Decrease in Net Assets Resulting from Operations ..................                 $ (57,227,271)
                                                                                                                =============
=============================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six            For the
MERRILL LYNCH                                                                                    Months Ended          Year Ended
SMALL CAP VALUE                                                                                  September 30,          March 31,
FUND, INC.          Increase (Decrease) in Net Assets:                                                2001                2001+
===================================================================================================================================
Operations:         Investment loss--net .....................................................  $   (1,369,235)      $   (3,094,664)
                    Realized gain on investments and from the Trust--net .....................      83,639,853          181,674,101
                    Change in unrealized appreciation/depreciation on investments and from
                      the Trust--net .........................................................    (139,497,889)        (109,331,863)
                                                                                                --------------       --------------
                    Net increase (decrease) in net assets resulting from operations ..........     (57,227,271)          69,247,574
                                                                                                --------------       --------------
===================================================================================================================================
Distributions to    Realized gain on investments--net:
Shareholders:         Class A ................................................................     (34,194,262)        (108,672,381)
                      Class B ................................................................     (29,648,179)        (101,535,647)
                      Class C ................................................................      (9,798,207)         (17,450,156)
                      Class D ................................................................     (11,395,081)         (30,462,583)
                                                                                                --------------       --------------
                    Net decrease in net assets resulting from distributions to shareholders ..     (85,035,729)        (258,120,767)
                                                                                                --------------       --------------
===================================================================================================================================
Capital Share       Net increase in net assets derived from capital share transactions .......     568,791,065          517,024,475
Transactions:                                                                                   --------------       --------------
===================================================================================================================================
Net Assets:         Total increase in net assets .............................................     426,528,065          328,151,282
                    Beginning of period ......................................................   1,550,826,154        1,222,674,872
                                                                                                --------------       --------------
                    End of period* ...........................................................  $1,977,354,219       $1,550,826,154
                                                                                                ==============       ==============
===================================================================================================================================
                   *Accumulated investment loss--net .........................................  $   (1,369,235)      $           --
                                                                                                ==============       ==============
===================================================================================================================================

+ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


                                     8 & 9

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS

                                                                                                   Class A
                   The following per share data and ratios               ---------------------------------------------------------
                   have been derived from information                     For the Six
MERRILL LYNCH      provided in the financial statements.                 Months Ended          For the Year Ended March 31,
SMALL CAP VALUE                                                          September 30,  ------------------------------------------
FUND, INC.         Increase (Decrease) in Net Asset Value:                   2001        2001@@       2000       1999       1998
==================================================================================================================================
Per Share          Net asset value, beginning of period ..............     $  19.81     $  22.87    $  16.27   $  22.03   $  17.59
Operating                                                                  --------     --------    --------   --------   --------
Performance:       Investment income (loss)--net+ ....................          .04          .06        (.02)      (.02)      (.03)
                   Realized and unrealized gain (loss) on
                      investments and from the Trust--net ............          .26         1.23        8.84      (4.66)      7.20
                                                                           --------     --------    --------   --------   --------
                   Total from investment operations ..................          .30         1.29        8.82      (4.68)      7.17
                                                                           --------     --------    --------   --------   --------
                   Less distributions from realized gain on
                      investments--net ...............................         (.92)       (4.35)      (2.22)     (1.08)     (2.73)
                                                                           --------     --------    --------   --------   --------
                   Net asset value, end of period ....................     $  19.19     $  19.81    $  22.87   $  16.27   $  22.03
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ................         .88%@       6.39%      57.29%    (22.17%)    43.18%
Return:**                                                                  ========     ========    ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ........................................         .96%*       1.04%       1.08%      1.08%      1.02%
Net Assets:                                                                ========     ========    ========   ========   ========
                   Investment income (loss)--net .....................         .37%*        .27%       (.12%)     (.10%)     (.13%)
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..........     $781,239     $648,806    $491,855   $276,957   $396,198
Data:                                                                      ========     ========    ========   ========   ========
                   Portfolio turnover ................................           --           --      89.18%     57.82%     67.02%
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
                                                                                                   Class B
                   The following per share data and ratios               ---------------------------------------------------------
                   have been derived from information                     For the Six
MERRILL LYNCH      provided in the financial statements.                 Months Ended          For the Year Ended March 31,
SMALL CAP VALUE                                                          September 30,  ------------------------------------------
FUND, INC.         Increase (Decrease) in Net Asset Value:                   2001        2001@@       2000       1999       1998
==================================================================================================================================
Per Share          Net asset value, beginning of period ..............     $  18.44     $  21.59    $  15.37   $  21.03   $  16.91
Operating                                                                  --------     --------    --------   --------   --------
Performance:       Investment loss--net+ .............................         (.07)        (.15)       (.21)      (.20)      (.23)
                   Realized and unrealized gain (loss) on
                      investments and from the Trust--net ............          .26         1.15        8.35      (4.43)      6.90
                                                                           --------     --------    --------   --------   --------
                   Total from investment operations ..................          .19         1.00        8.14      (4.63)      6.67
                                                                           --------     --------    --------   --------   --------
                   Less distributions from realized gain on
                      investments--net ...............................         (.88)       (4.15)      (1.92)     (1.03)     (2.55)
                                                                           --------     --------    --------   --------   --------
                   Net asset value, end of period ....................     $  17.75     $  18.44    $  21.59   $  15.37   $  21.03
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ................         .36%@       5.26%      55.72%    (22.96%)    41.72%
Return:**                                                                  ========     ========    ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ........................................        1.98%*       2.06%       2.11%      2.10%      2.05%
Net Assets:                                                                ========     ========    ========   ========   ========
                   Investment loss--net ..............................        (.65%)*      (.75%)     (1.14%)    (1.12%)    (1.16%)
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..........     $674,096     $563,316    $511,780   $378,610   $611,364
Data:                                                                      ========     ========    ========   ========   ========
                   Portfolio turnover ................................           --           --      89.18%     57.82%     67.02%
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
                                                                                                   Class C
                   The following per share data and ratios               ---------------------------------------------------------
                   have been derived from information                     For the Six
MERRILL LYNCH      provided in the financial statements.                 Months Ended          For the Year Ended March 31,
SMALL CAP VALUE                                                          September 30,  ------------------------------------------
FUND, INC.         Increase (Decrease) in Net Asset Value:                   2001        2001@@       2000       1999       1998
==================================================================================================================================
Per Share          Net asset value, beginning of period ..............     $  18.13     $  21.32    $ 15.21    $  20.83   $  16.77
Operating                                                                  --------     --------    -------    --------   --------
Performance:       Investment loss--net+ .............................         (.07)        (.15)      (.21)       (.20)      (.23)
                   Realized and unrealized gain (loss) on
                      investments and from the Trust--net ............          .26         1.14       8.25       (4.38)      6.84
                                                                           --------     --------    -------    --------   --------
                   Total from investment operations ..................          .19          .99       8.04       (4.58)      6.61
                                                                           --------     --------    -------    --------   --------
                   Less distributions from realized gain on
                      investments--net ...............................         (.89)       (4.18)     (1.93)      (1.04)     (2.55)
                                                                           --------     --------    -------    --------   --------
                   Net asset value, end of period ....................     $  17.43     $  18.13    $ 21.32    $  15.21   $  20.83
                                                                           ========     ========    =======    ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ................         .37%@       5.29%     56.98%     (22.99%)    41.74%
Return:**                                                                  ========     ========    =======    ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ........................................        1.97%*       2.08%      2.12%       2.12%      2.06%
Net Assets:                                                                ========     ========    =======    ========   ========
                   Investment loss--net ..............................        (.66%)*      (.75%)    (1.16%)     (1.14%)    (1.17%)
                                                                           ========     ========    =======    ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..........     $247,261     $140,610    $67,390    $ 38,249   $ 70,159
Data:                                                                      ========     ========    =======    ========   ========
                   Portfolio turnover ................................           --           --     89.18%      57.82%     67.02%
                                                                           ========     ========    =======    ========   ========
==================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
 @    Aggregate total investment return.
@@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


                                    10 & 11

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                   Class D
                   The following per share data and ratios               ---------------------------------------------------------
                   have been derived from information                     For the Six
MERRILL LYNCH      provided in the financial statements.                 Months Ended          For the Year Ended March 31,
SMALL CAP VALUE                                                          September 30,  ------------------------------------------
FUND, INC.         Increase (Decrease) in Net Asset Value:                   2001        2001@@       2000       1999       1998
==================================================================================================================================
Per Share          Net asset value, beginning of period ..............     $  19.73     $  22.80    $  16.19   $  21.97   $  17.56
Operating                                                                  --------     --------    --------   --------   --------
Performance:       Investment income (loss)--net+ ....................          .01           --#       (.07)      (.06)      (.08)
                   Realized and unrealized gain (loss) on
                      investments and from the Trust--net ............          .26         1.23        8.82      (4.65)      7.18
                                                                           --------     --------    --------   --------   --------
                   Total from investment operations ..................          .27         1.23        8.75      (4.71)      7.10
                                                                           --------     --------    --------   --------   --------
                   Less distributions from realized gain on
                      investments--net ...............................         (.91)       (4.30)      (2.14)     (1.07)     (2.69)
                                                                           --------     --------    --------   --------   --------
                   Net asset value, end of period ....................     $  19.09     $  19.73    $  22.80   $  16.19   $  21.97
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ................         .74%@       6.11%      56.98%    (22.37%)    42.80%
Return:**                                                                  ========     ========    ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ........................................        1.21%*       1.30%       1.33%      1.33%      1.27%
Net Assets:                                                                ========     ========    ========   ========   ========
                   Investment income (loss)--net .....................         .11%*       (.02%)      (.37%)     (.35%)     (.39%)
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..........     $274,758     $198,094    $151,650   $ 82,279   $114,183
Data:                                                                      ========     ========    ========   ========   ========
                   Portfolio turnover ................................           --           --      89.18%     57.82%     67.02%
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
 @    Aggregate total investment return.
@@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
 #    Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH SMALL CAP VALUE FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Small Cap Value Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Trust owned by the Fund at September 30, 2001 was 99.8%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets for the performance of administrative


                                    12 & 13

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH SMALL CAP VALUE FUND, INC.

services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ........................................        .25%            .75%
Class C ........................................        .25%            .75%
Class D ........................................        .25%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A ...............................................     $   374     $  6,536
Class D ...............................................     $33,715     $504,952
--------------------------------------------------------------------------------

For the six months ended September 30, 2001, MLPF&S received contingent deferred sales charges of $259,564 and $40,246 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $845 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Trust for the six months ended September 30, 2001 were $506,506,655 and $32,274,908, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $568,791,065 and $517,024,475 for the six months ended September 30, 2001 and for the year ended March 31, 2001, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................        11,842,410        $ 265,794,317
Shares issued to shareholders
in reinvestment of distributions .......         1,476,062           32,709,759
                                                ----------        -------------
Total issued ...........................        13,318,472          298,504,076
Shares redeemed ........................        (5,352,002)        (118,210,759)
                                                ----------        -------------
Net increase ...........................         7,966,470        $ 180,293,317
                                                ==========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2001                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................        13,254,812        $ 280,330,802
Shares issued to shareholders
in reinvestment of distributions .......         5,242,563          104,560,309
                                                ----------        -------------
Total issued ...........................        18,497,375          384,891,111
Shares redeemed ........................        (7,249,765)        (152,423,992)
                                                ----------        -------------
Net increase ...........................        11,247,610        $ 232,467,119
                                                ==========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................        11,046,152        $ 229,705,762
Shares issued to shareholders
in reinvestment of distributions .......         1,329,011           27,311,202
                                                ----------        -------------
Total issued ...........................        12,375,163          257,016,964
Automatic conversion of shares .........          (934,788)         (19,163,898)
Shares redeemed ........................        (4,007,660)         (81,607,984)
                                                ----------        -------------
Net increase ...........................         7,432,715        $ 156,245,082
                                                ==========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2001                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................        10,714,474        $ 210,381,543
Shares issued to shareholders
in reinvestment of distributions .......         4,998,332           93,536,174
                                                ----------        -------------
Total issued ...........................        15,712,806          303,917,717
Automatic conversion of shares .........        (1,629,987)         (32,110,735)
Shares redeemed ........................        (7,249,682)        (143,444,498)
                                                ----------        -------------
Net increase ...........................         6,833,137        $ 128,362,484
                                                ==========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         6,896,313        $ 141,824,235
Shares issued to shareholders
in reinvestment of distributions .......           448,019            9,041,019
                                                 ---------        -------------
Total issued ...........................         7,344,332          150,865,254
Shares redeemed ........................          (912,411)         (17,960,969)
                                                 ---------        -------------
Net increase ...........................         6,431,921        $ 132,904,285
                                                 =========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2001                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         4,657,747        $  89,777,086
Shares issued to shareholders
in reinvestment of distributions .......           867,472           15,886,557
                                                 ---------        -------------
Total issued ...........................         5,525,219          105,663,643
Shares redeemed ........................          (931,431)         (18,005,133)
                                                 ---------        -------------
Net increase ...........................         4,593,788        $  87,658,510
                                                 =========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended September 30, 2001                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         4,439,791        $ 100,733,275
Automatic conversion of shares .........           871,622           19,163,898
Shares issued to shareholders
in reinvestment of distributions .......           481,287           10,617,224
                                                ----------        -------------
Total issued ...........................         5,792,700          130,514,397
Shares redeemed ........................        (1,439,494)         (31,166,016)
                                                ----------        -------------
Net increase ...........................         4,353,206        $  99,348,381
                                                ==========        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 2001                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         2,961,376        $  62,084,125
Automatic conversion of shares .........         1,530,247           32,110,731
Shares issued to shareholders
in reinvestment of distributions .......         1,418,959           28,213,812
                                                ----------        -------------
Total issued ...........................         5,910,582          122,408,668
Shares redeemed ........................        (2,520,852)         (53,872,306)
                                                ----------        -------------
Net increase ...........................         3,389,730        $  68,536,362
                                                ==========        =============
-------------------------------------------------------------------------------


                                    14 & 15

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

Master Small Cap Value Trust

                           Shares                                                                                         Percent of
Sector*                     Held                         Stocks                         Cost                 Value        Net Assets
====================================================================================================================================
Auto & Transportation   1,475,200    CNF Transportation Inc.                        $ 42,511,491         $ 33,678,816           1.7%
                           19,100   +EGL, Inc.                                           276,819              169,417           0.0
                        1,219,500   +Keystone Automotive Industries, Inc. (a)         12,106,446           18,292,500           0.9
                        1,744,400   +Miller Industries, Inc.                          11,515,625            1,343,188           0.1
                          335,900    UTI Worldwide, Inc.                               4,608,845            5,038,500           0.2
                                                                                    ------------         ------------          ----
                                                                                      71,019,226           58,522,421           2.9
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary  2,320,200   +APAC Customer Services, Inc.                     11,577,185            4,060,350           0.2
                            1,317   +Adrien Arpel, Inc. (Preferred)                            0               28,157           0.0
                          783,700    Ambassadors International, Inc. (a)              11,054,594           13,087,790           0.7
                          265,400   +American Eagle Outfitters, Inc.                   4,671,639            5,281,460           0.3
                          928,200   +Boron, LePore & Associates, Inc. (a)             12,314,911            8,817,900           0.5
                          285,100   +CDW Computer Centers, Inc.                        9,147,469           10,314,918           0.5
                          742,700   +Charlotte Russe Holding Inc.                     13,099,295            9,647,673           0.5
                          574,000   +Coldwater Creek Inc. (a)                         11,381,604           10,504,200           0.5
                           25,200   +Corinthian Colleges, Inc.                           719,994              849,492           0.0
                        1,452,800   +DoubleClick Inc. (a)                             10,265,170            8,280,960           0.4
                        1,096,400    Dover Downs Entertainment, Inc. (a)              13,481,424           13,573,432           0.7
                          437,700   +Factory 2-U Stores Inc.                           7,540,277            6,127,800           0.3
                          320,000   +Fossil, Inc.                                      6,643,338            5,027,200           0.3
                          547,400   +Furniture Brands International, Inc.             13,016,627           10,663,352           0.5
                          529,300    G & K Services, Inc. (Class A)                   12,099,929           14,052,915           0.7
                          132,500    Harte-Hanks, Inc.                                 3,127,811            2,867,300           0.2
                          159,400   +Heidrick & Struggles International, Inc.          3,466,954            2,274,638           0.1
                        1,216,000   +Insight Enterprises, Inc.                        22,855,795           17,194,240           0.9
                          779,200   +Jack in the Box Inc.                             19,463,701           21,817,600           1.1
                          172,500   +Korn/Ferry International                          2,821,323            1,423,125           0.1
                           17,900   +Linens 'n Things, Inc.                              314,145              332,582           0.0
                          340,600   +MAXIMUS, Inc.                                    11,213,064           13,532,038           0.7
                        1,569,500   +MSC Industrial Direct Co., Inc. (Class A)        23,410,755           25,002,135           1.3
                        1,888,100   +The Men's Wearhouse, Inc.                        43,765,161           34,136,848           1.7
                        1,271,050   +Metromedia International Group, Inc.              9,219,315            1,525,260           0.1
                          855,800   +Michael's Stores, Inc.                           22,854,384           31,270,932           1.6
                          823,000   +On Assignment, Inc.                              14,429,794           13,233,840           0.7
                        1,243,100   +Outback Steakhouse, Inc.                         31,842,433           31,835,791           1.6
                        1,050,000   +Panera Bread Company (Class A) (a)                9,293,637           36,739,500           1.8
                        2,539,600   +Paxson Communications Corporation                26,085,995           18,285,120           0.9
                          300,600    Pier 1 Imports, Inc.                              2,196,723            2,494,980           0.1
                          755,720   +QRS Corporation                                   8,554,928            6,348,048           0.3
                        1,825,400   +SITEL Corporation                                10,495,007            1,624,606           0.1
                          345,100   +Sinclair Broadcast Group, Inc. (Class A)          3,755,526            2,781,506           0.1
                          338,800   +Take-Two Interactive Software, Inc.               2,648,000            2,395,316           0.1
                        2,083,000   +Tech Data Corporation                            59,593,479           78,945,700           4.0
                          649,900   +WMS Industries Inc.                               4,178,809           11,366,751           0.5
                                                                                    ------------         ------------          ----
                                                                                     472,600,195          477,745,455          24.1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Staples          355,700    Dean Foods Company                               10,174,084           16,451,125           0.8
                          261,500   +Suiza Foods Corporation                           9,998,402           16,511,110           0.9
                                                                                    ------------         ------------          ----
                                                                                      20,172,486           32,962,235           1.7
------------------------------------------------------------------------------------------------------------------------------------
Energy                    158,900   +Evergreen Resources, Inc.                         4,232,746            5,394,655           0.3
                           34,800   +Global Power Equipment Group Inc.                   696,000              528,960           0.0
                           34,700    Noble Affiliates, Inc.                              992,486            1,075,353           0.0
                          119,300   +Nuevo Energy Company                              2,208,325            1,664,235           0.1
                          583,091   +Plains Resources Inc.                             6,698,037           15,160,366           0.8
                          485,000   +Rowan Companies, Inc.                             6,828,050            6,004,300           0.3
                          287,300   +Stone Energy Corporation                         10,797,526            9,251,060           0.5
                          506,250   +Tom Brown, Inc.                                   8,163,148           10,580,625           0.5
                          458,900    Vintage Petroleum, Inc.                           8,426,136            7,273,565           0.4
                          178,500    XTO Energy, Inc.                                  2,248,511            2,490,075           0.1
                                                                                    ------------         ------------          ----
                                                                                      51,290,965           59,423,194           3.0
------------------------------------------------------------------------------------------------------------------------------------
Financial Services         76,200    American National Insurance Company               5,557,997            6,172,200           0.3
                        1,370,300    Banknorth Group, Inc.                            24,267,910           30,585,096           1.5
                          693,800    Brandywine Realty Trust                          12,795,468           14,798,754           0.8
                          374,400    Camden Property Trust                            10,813,820           13,890,240           0.7
                          771,600    Capitol Federal Financial                         8,436,665           14,745,276           0.8
                        1,351,001    Charter One Financial, Inc.                      23,699,566           38,125,260           1.9
                          498,420    Global Payments Inc.                              8,508,221           14,653,548           0.7
                        2,490,700   +Knight Trading Group, Inc.                       27,787,897           19,203,297           1.0
                        1,950,200   +La Quinta Properties, Inc.                       13,635,597            8,580,880           0.4
                          629,900    National Data Corporation                        12,858,103           22,676,400           1.2
                          318,500    PXRE Group Limited                                6,262,115            3,742,375           0.2
                          463,400   +The Profit Recovery Group International, Inc.     7,127,649            4,532,052           0.2
                          151,200    Scottish Annuity & Life Holdings, Ltd.            1,845,650            2,290,680           0.1
                          958,200   +United Rentals, Inc.                             14,862,163           16,615,188           0.8
                           60,700   +Willis Group Holdings Limited                       875,850            1,419,773           0.1
                                                                                    ------------         ------------          ----
                                                                                     179,334,671          212,031,019          10.7
------------------------------------------------------------------------------------------------------------------------------------


                                    16 & 17

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

Master Small Cap Value Trust (continued)

                           Shares                                                                                         Percent of
Sector*                     Held                         Stocks                               Cost            Value       Net Assets
====================================================================================================================================
Health Care               320,600   +Caremark Rx, Inc.                                   $  1,268,507     $  5,347,608          0.3%
                          244,100   +Closure Medical Corporation                            3,939,566        4,698,925          0.2
                          249,400    Conceptus, Inc.                                        4,008,826        4,339,560          0.2
                          385,281   +Diversa Corporation                                    6,037,126        3,621,641          0.2
                        1,545,300    Hooper Holmes, Inc.                                    9,361,410        9,642,672          0.5
                          960,600   +INAMED Corporation                                    25,384,965       16,330,200          0.8
                          521,200   +Isis Pharmaceuticals, Inc.                             6,077,013        8,886,460          0.5
                          562,500   +Maxygen Inc.                                           7,847,700        8,914,219          0.5
                          506,900    Mentor Corporation                                     8,526,598       12,824,570          0.6
                          257,800   +Nabi                                                   1,151,812        1,593,204          0.1
                        1,408,700   +Novoste Corporation (a)                               35,289,264        8,353,591          0.4
                        1,559,000   +Orthodontic Centers of America, Inc.                  31,635,573       38,429,350          1.9
                          230,900    Owens & Minor, Inc.                                    4,076,171        4,687,270          0.2
                          514,700   +Vical Incorporated                                     8,032,854        5,244,793          0.3
                          108,763   +WebMD Corporation                                        806,669          463,330          0.0
                                                                                         ------------     ------------          ---
                                                                                          153,444,054      133,377,393          6.7
------------------------------------------------------------------------------------------------------------------------------------
Materials & Processing    578,500    A.M. Castle & Company                                  9,321,127        4,801,550          0.2
                          136,200    AK Steel Holding Corporation                           1,138,515        1,150,890          0.1
                        1,021,900    Boise Cascade Corporation                             30,942,820       30,146,050          1.5
                        1,227,400    Corn Products International, Inc.                     30,868,840       35,263,202          1.8
                          608,200    Gibraltar Steel Corporation                           10,611,793        9,183,820          0.5
                        1,250,400    Intermet Corporation                                  12,957,529        3,501,120          0.2
                          682,800    Kaydon Corp.                                          17,138,610       14,291,004          0.7
                          270,700   +Novamerican Steel, Inc.                                3,010,996        1,353,500          0.1
                        1,098,300   +Paxar Corporation                                     13,424,037       14,003,325          0.7
                          693,800    Quanex Corporation (a)                                14,575,196       16,026,780          0.8
                          585,700    Reliance Steel & Aluminum Co.                         14,787,139       13,916,232          0.7
                          578,200    Rock-Tenn Company (Class A)                            6,643,460        6,360,200          0.3
                        1,569,081    Ryerson Tull, Inc. (a)                                26,496,832       19,691,966          1.0
                          862,400   +Shiloh Industries, Inc. (a)                           10,556,963        2,630,320          0.1
                          270,100   +Symyx Technologies                                     5,983,820        3,983,975          0.2
                        2,130,400   +Unifi, Inc.                                           21,498,027       17,469,280          0.9
                        2,429,400    Watsco, Inc. (Class A) (a)                            27,668,321       31,800,846          1.6
                        1,181,900   +Wolverine Tube, Inc. (a)                              18,309,135       11,937,190          0.6
                          863,610   +Zemex Corporation (a)                                  7,282,851        5,414,835          0.3
                                                                                         ------------     ------------          ---
                                                                                          283,216,011      242,926,085         12.3
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous           1,650,800   +Mercer International, Inc. (a)                        18,330,574       12,463,540          0.6
------------------------------------------------------------------------------------------------------------------------------------
Producer Durables         642,400    Applied Industrial Technologies, Inc.                 11,139,190       10,850,136          0.6
                        1,013,300   +Arris Group Inc.                                       8,368,595        3,627,614          0.2
                          760,700   +ATMI, Inc.                                            16,707,706       11,752,815          0.6
                          638,277    BHA Group Holdings, Inc. (a)                           7,083,102        9,574,155          0.5
                          169,380    BNS Co. (Class A) (a)                                 10,624,240          425,144          0.0
                            7,000   +Cognex Corporation                                       140,000          137,340          0.0
                          759,000   +Com21, Inc.                                            5,251,371          349,140          0.0
                          773,800   +Comdial Corporation (a)                                4,742,550          472,018          0.0
                          372,600   +ESCO Technologies Inc.                                 6,131,748        9,277,740          0.5
                          242,700   +Electroglas, Inc.                                      3,862,112        3,021,615          0.1
                          212,300    Herman Miller, Inc.                                    4,918,778        4,133,481          0.2
                          607,000   +Micros Systems, Inc.                                  11,287,486       10,786,390          0.6
                          299,000   +Triumph Group, Inc.                                    8,954,085        6,966,700          0.3
                           15,200   +Varian Semiconductor Equipment Associates, Inc.          508,382          392,920          0.0
                                                                                         ------------     ------------          ---
                                                                                           99,719,345       71,767,208          3.6
------------------------------------------------------------------------------------------------------------------------------------
Technology                830,700   +AXT, Inc.                                             13,124,574        8,805,420          0.5
                          571,200   +Actel Corp.                                           12,639,494       10,144,512          0.5
                          816,200   +Advanced Fibre Communications, Inc.                   12,266,801       11,924,682          0.6
                        1,386,000   +American Management Systems, Incorporated             23,167,458       16,645,860          0.8
                        1,440,700   +Anixter International Inc.                            28,611,992       35,700,546          1.8
                        1,080,400   +Art Technology Group, Inc.                             4,185,490          756,280          0.0
                        3,474,205   +Aspect Communications Corporation (a)                 22,446,609        6,218,827          0.3
                          876,400   +Aspen Technology, Inc.                                13,490,578        8,764,000          0.4
                           91,300   +Brooktrout Inc.                                          766,500          300,377          0.0
                          535,450   +Clare, Inc. (a)                                        4,490,184        1,028,064          0.1
                        1,395,900   +Clarus Corporation (a)                                 8,881,882        5,471,928          0.3
                          575,500   +Cognos, Inc.                                           9,299,818        8,264,180          0.4
                        8,713,600   +Commerce One, Inc. (a)                                30,553,294       21,435,456          1.1
                        1,175,100   +Computer Network Technology Corporation               11,714,323       12,362,052          0.6
                          101,000   +Documentum, Inc.                                       1,343,269          827,190          0.0
                        5,056,660   +E.piphany, Inc. (a)                                   36,735,839       21,490,805          1.1
                        3,357,900   +EXE Technologies, Inc. (a)                            14,953,670        6,850,116          0.4
                          826,000   +Electronics for Imaging, Inc.                         15,913,917       13,447,280          0.7
                        4,663,300   +Entrust Technologies Inc. (a)                         26,543,705       13,290,405          0.7
                           40,300   +Excel Technology, Inc.                                   704,416          633,919          0.0
                        2,067,900   +FileNET Corporation (a)                               30,600,422       20,823,753          1.1
                          598,600   +HeadHunter.NET, Inc.                                   3,065,541        5,297,610          0.3
                          228,500   +II-VI Incorporated                                     3,481,692        2,977,355          0.1
                          307,950   +IXYS Corporation                                       1,762,087        1,832,303          0.1
                          723,653   +InterVoice-Brite, Inc.                                 6,636,753        7,511,518          0.4
                        1,692,600   +Interwoven, Inc.                                      14,974,033        6,533,436          0.3


                                    18 & 19

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Master Small Cap Value Trust (concluded)

                           Shares                                                                                         Percent of
Sector*                     Held                         Stocks                             Cost             Value        Net Assets
====================================================================================================================================
Technology                749,400     +JDA Software Group, Inc.                        $   10,446,269   $     9,847,116         0.5%
(concluded)             4,914,700     +Maxtor Corporation (a)                              29,791,673        17,545,479         0.9
                          844,200     +NetManage, Inc.                                      1,969,172           211,050         0.0
                          582,900     +Network Associates, Inc.                             2,224,988         7,513,581         0.4
                        1,539,410     +Nu Horizons Electronics Corp. (a)                   14,273,553        11,622,545         0.6
                        1,830,500     +Nuance Communications Inc. (a)                      14,249,741        11,898,250         0.6
                        1,459,600     +Parametric Technology Corporation                    8,484,063         7,575,324         0.4
                          113,700     +Pericom Semiconductor Corporation                    1,688,055         1,580,430         0.1
                          826,000     +Progress Software Corporation                       11,119,938        11,555,740         0.6
                        1,226,800     +Proxim, Inc.                                        12,106,980        11,961,300         0.6
                          285,350     +Sybase, Inc.                                         2,457,597         2,653,755         0.1
                        1,375,200     +Sykes Enterprises, Incorporated                      9,800,519         7,673,616         0.4
                        1,075,000     +Transaction Systems Architects, Inc. (Class A)      14,080,366         6,751,000         0.3
                          333,000     +Vastera, Inc.                                        3,829,369         3,729,600         0.2
                        3,415,800     +Vignette Corporation                                16,712,741        12,091,932         0.6
                          283,400     +Zebra Technologies Corporation (Class A)            11,427,303        10,616,164         0.5
                                                                                       --------------     -------------        ----
                                                                                          517,016,668       384,164,756        19.4
------------------------------------------------------------------------------------------------------------------------------------
Utilities               1,039,400     +Boston Communications Group, Inc. (a)                7,783,779        11,641,280         0.6
------------------------------------------------------------------------------------------------------------------------------------
                                       Total Stocks                                     1,873,927,974     1,697,024,586        85.6
------------------------------------------------------------------------------------------------------------------------------------
                          Face
                         Amount                    Short-Term Securities
====================================================================================================================================
Commercial Paper**    $12,000,000      E.I. du Pont de Nemours and Company,
                                       2.20% due 10/12/2001                                11,990,467        11,990,467         0.6
                       39,945,000      Electronic Data Systems Corp.,
                                       2.40% due 10/05/2001                                39,929,022        39,929,022         2.0
                       61,694,000      General Motors Acceptance Corp.,
                                       3.44% due 10/01/2001                                61,682,210        61,682,210         3.1
                       40,000,000      J.P. Morgan, 3.49% due 10/10/2001                   39,957,344        39,957,344         2.0
                       30,000,000      National Rural Utilities, 2.90% due 10/24/2001      29,939,583        29,939,583         1.5
                       20,000,000      TransAmerica Finance, 3.45% due 10/16/2001          19,967,417        19,967,417         1.0
                       25,000,000      Verizon Global Funding, 3.54% due 10/02/2001        24,992,625        24,992,625         1.3
------------------------------------------------------------------------------------------------------------------------------------
US Government          31,000,000      Fannie Mae, 3.33% due 10/12/2001                    30,962,723        30,962,723         1.6
Agency Obligations**   50,000,000      Federal Home Loan Mortgage Corp.,
                                       3.20% due 10/25/2001                                49,884,444        49,884,444         2.5
------------------------------------------------------------------------------------------------------------------------------------
                                       Total Short-Term Securities                        309,305,835       309,305,835        15.6
====================================================================================================================================
Total Investments                                                                      $2,183,233,809     2,006,330,421       101.2
                                                                                       ==============
Liabilities in Excess of Other Assets                                                                       (23,883,861)       (1.2)
                                                                                                         --------------       -----
Net Assets                                                                                               $1,982,446,560       100.0%
                                                                                                         ==============       =====
====================================================================================================================================

  +   Non-income producing security.
  * Holdings are classified into the economic sectors found in the Russell 2000 Index.
 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------------
                                                                Net Share          Net            Dividend
Sector                    Affiliate                             Activity           Cost            Income
----------------------------------------------------------------------------------------------------------
Auto & Transportation     Keystone Automotive
                            Industries, Inc.                      199,800      $  2,241,703              +
----------------------------------------------------------------------------------------------------------
Consumer                  Ambassadors International, Inc.           7,700           128,735      $ 297,277
Discretionary             Boron, LePore & Associates, Inc.        298,000         3,989,018              +
                          Coldwater Creek, Inc.                   136,400         3,191,238              +
                          DoubleClick Inc.                      1,452,800        10,265,170              +
                          Dover Downs
                            Entertainment, Inc.                   212,300         3,066,483         83,538
                          Panera Bread Company
                            (Class A)                             (20,900)        2,014,443              +
----------------------------------------------------------------------------------------------------------
Health Care               Novoste Corporation                     476,700        (8,404,793)             +
----------------------------------------------------------------------------------------------------------
Materials & Processing    Quanex Corporation                      182,100         4,459,030        199,520
                          Ryerson Tull, Inc.                           --                --        156,908
                          Shiloh Industries, Inc.                 147,500           647,614              +
                          Watsco, Inc. (Class A)                   38,200           538,485        119,560
                          Wolverine Tube, Inc.                    275,300         3,979,261              +
                          Zemex Corporation                            --                --              +
----------------------------------------------------------------------------------------------------------
Miscellaneous             Mercer International, Inc.              319,300         2,561,812              +
----------------------------------------------------------------------------------------------------------
Producer Durables         BHA Group Holdings, Inc.                     --                --         38,297
                          BNS Co. (Class A)                       169,380        10,624,240      2,583,045
                          Comdial Corporation                     (35,000)         (223,125)             +
----------------------------------------------------------------------------------------------------------
Technology                Aspect Communications
                            Corporation                         1,496,905         6,057,794              +
                          Clare, Inc.                                  --                --              +
                          Clarus Corporation                    1,045,000         6,416,042              +
                          Commerce One, Inc.                    8,713,600        30,553,294              +
                          E.piphany, Inc.                       5,056,660        36,735,839              +
                          EXE Technologies, Inc.                2,265,500         8,289,642              +
                          Entrust Technologies, Inc.            3,640,300        18,122,185              +
                          FileNET Corporation                   1,118,000        14,243,671              +
                          Maxtor Corporation                    2,086,200        12,632,692              +
                          Nu Horizons Electronics Corp.           206,050         1,745,745              +
                          Nuance Communications Inc.            1,830,500        14,249,741              +
----------------------------------------------------------------------------------------------------------
Utilities                 Boston Communications
                            Group, Inc.                           791,400         6,028,242              +
----------------------------------------------------------------------------------------------------------

+     Non-income producing security.

      See Notes to Financial Statements.


                                    20 & 21

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

STATEMENT OF ASSETS AND LIABILITIES

MASTER SMALL CAP
VALUE TRUST        As of September 30, 2001
=============================================================================================================================
Assets:            Investments, at value (including securities loaned of $84,966,878)
                     (identified cost--$2,183,233,809) ..................................                     $ 2,006,330,421
                   Cash .................................................................                           6,565,250
                   Investments held as collateral for loaned securities, at value .......                          92,315,050
                   Receivables:
                     Securities sold ....................................................     $93,608,443
                     Contributions ......................................................       7,452,903
                     Dividends ..........................................................         646,039
                     Loaned securities ..................................................          25,966         101,733,351
                                                                                              -----------
                   Prepaid expenses and other assets ....................................                             669,134
                                                                                                              ---------------
                   Total assets .........................................................                       2,207,613,206
                                                                                                              ---------------
=============================================================================================================================
Liabilities:       Collateral on securities loaned, at value ............................                          92,315,050
                   Payables:
                     Securities purchased ...............................................     125,226,771
                     Withdrawals ........................................................       6,650,839
                     Investment adviser .................................................         791,363         132,668,973
                                                                                              -----------
                   Accrued expenses and other liabilities ...............................                             182,623
                                                                                                              ---------------
                   Total liabilities ....................................................                         225,166,646
                                                                                                              ---------------
=============================================================================================================================
Net Assets:        Net assets ...........................................................                     $ 1,982,446,560
                                                                                                              ===============
=============================================================================================================================
Net Assets         Partners' capital ....................................................                     $ 2,159,349,948
Consist of:        Unrealized depreciation on investments--net ..........................                        (176,903,388)
                                                                                                              ---------------
                   Net assets ...........................................................                     $ 1,982,446,560
                                                                                                              ===============
=============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MASTER SMALL CAP
VALUE TRUST              For the Six Months Ended September 30, 2001
===================================================================================================================
Investment               Dividends ...............................................                    $   6,933,719
Income:                  Interest ................................................                        6,319,360
                         Securities lending--net .................................                           87,984
                                                                                                      -------------
                         Total income ............................................                       13,341,063
                                                                                                      -------------
===================================================================================================================
Expenses:                Investment advisory fees ................................     $4,861,653
                         Accounting services .....................................        226,885
                         Custodian fees ..........................................         83,720
                         Professional fees .......................................         33,176
                         Trustees' fees and expenses .............................         19,895
                         Pricing fees ............................................            382
                         Other ...................................................         17,008
                                                                                       ----------
                         Total expenses ..........................................                        5,242,719
                                                                                                      -------------
                         Investment income--net ..................................                        8,098,344
                                                                                                      -------------
===================================================================================================================
Realized &               Realized gain on investments--net .......................                       83,777,593
Unrealized Gain (Loss)   Change in unrealized depreciation on investments--net ...                     (140,273,197)
On Investments--Net:                                                                                  -------------
                         Net Decrease in Net Assets Resulting from Operations ....                    $ (48,397,260)
                                                                                                      =============
===================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six        For the Period
MASTER SMALL CAP                                                                                Months Ended       Sept. 1, 2000+ to
VALUE TRUST        Increase (Decrease) in Net Assets:                                          Sept. 30, 2001       March 31, 2001
====================================================================================================================================
Operations:        Investment income--net ...............................................     $     8,098,344      $     7,202,182
                   Realized gain on investments--net ....................................          83,777,593          100,638,142
                   Change in unrealized appreciation/depreciation on investments--net ...        (140,273,197)        (167,772,844)
                                                                                              ---------------      ---------------
                   Net decrease in net assets resulting from operations .................         (48,397,260)         (59,932,520)
                                                                                              ---------------      ---------------
====================================================================================================================================
Capital            Proceeds from contributions ..........................................         764,192,973        1,881,344,747
Transactions:      Fair value of withdrawals ............................................        (286,905,303)        (267,956,177)
                                                                                              ---------------      ---------------
                   Net increase in net assets derived from capital transactions .........         477,287,670        1,613,388,570
                                                                                              ---------------      ---------------
====================================================================================================================================
Net Assets:        Total increase in net assets .........................................         428,890,410        1,553,456,050
                   Beginning of period ..................................................       1,553,556,150              100,100
                                                                                              ---------------      ---------------
                   End of period ........................................................     $ 1,982,446,560      $ 1,553,556,150
                                                                                              ===============      ===============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                    22 & 23

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS

                                                                             For the Six       For the Period
MASTER SMALL CAP    The following ratios have been derived from             Months Ended      Sept. 1, 2000+ to
VALUE TRUST         information provided in the financial statements.      Sept. 30, 2001      March 31, 2001
===============================================================================================================
Ratios to Average   Expenses ....................................                  .52%*               .54%*
Net Assets:                                                                  ==========          ==========
                    Investment income--net ......................                  .80%*               .85%*
                                                                             ==========          ==========
===============================================================================================================
Supplemental        Net assets, end of period (in thousands) ....            $1,982,447          $1,553,556
Data:                                                                        ==========          ==========
                    Portfolio turnover ..........................                28.75%              42.30%
                                                                             ==========          ==========
===============================================================================================================

+     Commencement of operations.
*     Annualized.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MASTER SMALL CAP VALUE TRUST

1. Significant Accounting Policies:

Master Small Cap Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters such contracts.

o Foreign currency options and futures--The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, the Trust typically receives the income on both the loaned securities and the collateral and, as a result, the Trust's yield may increase. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Trust


                                    24 & 25

                    Merrill Lynch Small Cap Value Fund, Inc., September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER SMALL CAP VALUE TRUST

may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the six months ended September 30, 2001, QA Advisors received $4,498 in securities lending agent fees.

In addition, MLPF&S received $292,476 in commissions on the execution of portfolio security transactions for the Trust for the six months ended September 30, 2001.

For the six months ended September 30, 2001, the Trust reimbursed FAM $19,220 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2001 were $853,008,743 and $492,507,942, respectively.

Net realized gains for the six months ended September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Gains                Losses
--------------------------------------------------------------------------------
Long-term investments ...............         $83,775,636         $(176,903,388)
Short-term investments ..............               1,957                    --
                                              -----------         -------------
Total ...............................         $83,777,593         $(176,903,388)
                                              ===========         =============
--------------------------------------------------------------------------------

As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $176,903,388, of which $216,588,466 related to appreciated securities and $393,491,854 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $2,183,233,809.

4. Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the six months ended September 30, 2001.

PORTFOLIO INFORMATION

As of September 30, 2001
================================================================================
                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Tech Data Corporation .............................................         4.0%
Orthodontic Centers of America, Inc. ..............................         1.9
Charter One Financial, Inc. .......................................         1.9
Panera Bread Company (Class A) ....................................         1.8
Anixter International, Inc. .......................................         1.8
Corn Products International, Inc. .................................         1.8
The Men's Wearhouse, Inc. .........................................         1.7
CNF Transportation, Inc. ..........................................         1.7
Outback Steakhouse, Inc. ..........................................         1.6
Michael's Stores ..................................................         1.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Sectors Represented in the Portfolio                                  Net Assets
--------------------------------------------------------------------------------
Consumer Discretionary ............................................        24.1%
Technology ........................................................        19.4
Materials & Processing ............................................        12.3
Financial Services ................................................        10.7
Health Care .......................................................         6.7
Producer Durables .................................................         3.6
Energy ............................................................         3.0
Auto & Transportation .............................................         2.9
Consumer Staples ..................................................         1.7
Miscellaneous .....................................................         0.6
Utilities .........................................................         0.6
--------------------------------------------------------------------------------


                                    26 & 27

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Small Cap Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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